Exhibit 99.1

Regional Management Corp. Appoints Julie Booth to Its Board of Directors

Greenville, South Carolina – March 13, 2025 – Regional Management Corp. (NYSE: RM), a diversified consumer finance company, today announced the appointment of Julie Booth to its Board of Directors, effective immediately. Ms. Booth most recently served as Chief Financial Officer and Treasurer of Rocket Companies (NYSE: RKT) (“Rocket”), the Detroit-based fintech platform company with mortgage, real estate, and personal finance businesses.

Ms. Booth’s appointment increases the size of Regional Management’s Board of Directors from eight directors to nine directors. Ms. Booth will serve as a member of the Audit Committee of Regional Management’s Board of Directors.

“We are excited to welcome Julie to our Board,” said Maria Contreras-Sweet, Chair of the Corporate Governance and Nominating Committee of Regional Management’s Board of Directors. “Julie’s extensive financial services expertise, including valuable consumer purchase insights, and her leadership experience at growth-focused companies will further strengthen our world-class Board. We believe Julie will make an impactful and valuable contribution to Regional’s long-term growth strategy.”

Ms. Booth brings to the Board unmatched financial and executive management expertise. She currently serves as interim CFO of a pharmaceutical startup company based in Michigan. Previously, Ms. Booth spent two decades at Rocket, including 14 years as CFO, where she successfully led the company through its IPO in 2020, and prior to that as VP of Finance and Director of Internal Audit. Before joining Rocket, Ms. Booth spent 13 years in the audit group of Ernst & Young, working with a range of private and public clients. Additionally, she has served on a number of Boards in the non-profit sector, including serving as Board Chair for Make-A-Wish Michigan and Chair for the Mortgage Bankers Association’s Financial Management Committee.

“I am thrilled to join Regional Management’s Board of Directors as the company accelerates its growth and expands its footprint throughout the US,” added Ms. Booth. “I am eager to collaborate with the Board and management to guide Regional’s long-term growth strategy and create further value for our shareholders.”

About Regional Management Corp.

Regional Management Corp. (NYSE: RM) is a diversified consumer finance company that provides attractive, easy-to-understand installment loan products primarily to customers with limited access to consumer credit from banks, thrifts, credit card companies, and other lenders. Regional Management operates under the name “Regional Finance” online and in branch locations in 19 states across the United States. Most of its loan products are secured, and each is structured on a fixed-rate, fixed-term basis with fully amortizing equal monthly installment payments, repayable at any time without penalty. Regional

Management sources loans through its multiple channel platform, which includes branches, centrally managed direct mail campaigns, digital partners, and its consumer website. For more information, please visit www.RegionalManagement.com.

Forward-Looking Statements

This press release may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent Regional Management Corp.’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning financial outlooks or future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of Regional Management. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on forward-looking statements.

Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: managing growth effectively, implementing Regional Management’s growth strategy, and opening new branches as planned; Regional Management’s convenience check strategy; Regional Management’s policies and procedures for underwriting, processing, and servicing loans; Regional Management’s ability to collect on its loan portfolio; Regional Management’s insurance operations; exposure to credit risk and repayment risk, which risks may increase in light of adverse or recessionary economic conditions; the implementation of evolving underwriting models and processes, including as to the effectiveness of Regional Management's custom scorecards; changes in the competitive environment in which Regional Management operates or a decrease in the demand for its products; the geographic concentration of Regional Management’s loan portfolio; the failure of third-party service providers, including those providing information technology products; changes in economic conditions in the markets Regional Management serves, including levels of unemployment and bankruptcies; the ability to achieve successful acquisitions and strategic alliances; the ability to make technological improvements as quickly as competitors; security breaches, cyber-attacks, failures in information systems, or fraudulent activity; the ability to originate loans; reliance on information technology resources and providers, including the risk of prolonged system outages; changes in current revenue and expense trends, including trends affecting delinquencies and credit losses; any future public health crises, including the impact of such crisis on our operations and financial condition; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; the ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support Regional Management’s operations and initiatives; changes in interest rates; existing sources of liquidity may become insufficient or access to these sources may become unexpectedly restricted; exposure to financial risk due to asset-backed securitization transactions; risks related to regulation and legal proceedings, including changes in laws or regulations or in the interpretation or enforcement of laws or regulations; changes in accounting standards, rules, and interpretations and the failure of related assumptions and estimates; the impact of changes in tax laws and guidance, including the timing and amount of revenues that may be recognized; risks related to the ownership of Regional Management’s common stock, including volatility in the market price of shares of Regional Management’s common stock;

the timing and amount of future cash dividend payments; and anti-takeover provisions in Regional Management’s charter documents and applicable state law.

The foregoing factors and others are discussed in greater detail in Regional Management’s filings with the Securities and Exchange Commission. Regional Management will not update or revise forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. Regional Management is not responsible for changes made to this document by wire services or Internet services.

Contact

Investor Relations
Garrett Edson, (203) 682-8331

investor.relations@regionalmanagement.com